WEBMD HEALTH CORP. CONSOLIDATED STATEMENTS OF OPERATIONS
WEBMD HEALTH CORP. CONSOLIDATED STATEMENTS OF OPERATIONS
WEBMD HEALTH CORP. CONSOLIDATED SUPPLEMENTAL FINANCIAL INFORMATION
WEBMD HEALTH CORP. CONSOLIDATED SUPPLEMENTAL FINANCIAL INFORMATION
WEBMD HEALTH CORP. CONDENSED CONSOLIDATED BALANCE SHEETS
WEBMD HEALTH CORP. CONDENSED CONSOLIDATED BALANCE SHEETS
WEBMD HEALTH CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS
WEBMD HEALTH CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS

Exhibit 99.3

WEBMD HEALTH CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months Ended	Years Ended December 31,
	September 30, 2009	2008	2007
	(In thousands, except per share data, unaudited)

Revenue	$300,463	$373,462	$319,232
Cost of operations	117,759	135,138	114,000
Sales and marketing	80,623	106,080	91,035
General and administrative	65,818	88,053	102,661
Depreciation and amortization	21,193	28,410	27,808
Interest income	6,060	35,300	42,035
Interest expense	17,858	26,428	25,887
Gain on repurchases of convertible notes	10,120	—	—
Restructuring	—	7,416	—
Gain on sale of EBS Master LLC	—	538,024	—
Impairment of auction rate securities	—	60,108	—
Other (expense) income, net	(944)	(5,949)	3,805

Income from continuing operations before income tax provision (benefit)	12,448	489,204	3,681
Income tax provision (benefit)	4,922	26,638	(9,053)
Equity in earnings of EBS Master LLC	—	4,007	28,566

Consolidated income from continuing operations	7,526	466,573	41,300
Consolidated income (loss) from discontinued operations, net of tax	14,695	94,682	(18,048)

Consolidated net income inclusive of noncontrolling interest	22,221	561,255	23,252
Income attributable to noncontrolling interest	(3,181)	(1,032)	(10,667)

Net income attributable to Company stockholders	$19,040	$560,223	$12,585

Amounts attributable to Company stockholders:
Income from continuing operations	$3,381	$465,725	$31,845
Income (loss) from discontinued operations	15,659	94,498	(19,260)

Net income attributable to Company stockholders	$19,040	$560,223	$12,585

Basic income per common share:
Income from continuing operations	$0.07	$5.99	$0.40
Income (loss) from discontinued operations	0.34	1.22	(0.24)

Net income attributable to Company stockholders	$0.41	$7.21	$0.16

Diluted income per common share:
Income from continuing operations	$0.06	$4.92	$0.36
Income (loss) from discontinued operations	0.33	0.96	(0.23)

Net income attributable to Company stockholders	$0.39	$5.88	$0.13

Weighted-average shares outstanding used in computing income per common share:
Basic	45,637	77,738	79,694

Diluted	47,167	97,824	83,886

Weighted-average shares outstanding used in computing income per common share have been adjusted by multiplying the historical weighted-average shares outstanding for HLTH Corporation, for the respective periods, by the 0.4444 exchange ratio in the Merger. Additionally, basic and diluted income per common share have been recalculated to reflect the adjusted weighted-average shares outstanding for all periods presented.

WEBMD HEALTH CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2009	2009	2008	2008	2008	2008
	(In thousands, except per share data, unaudited)

Revenue	$111,568	$98,631	$90,264	$110,071	$96,777	$85,964	$80,650
Cost of operations	41,965	39,229	36,565	38,018	34,225	31,968	30,927
Sales and marketing	26,265	26,797	27,561	30,012	26,021	24,898	25,149
General and administrative	21,967	22,003	21,848	21,933	22,493	22,778	20,849
Depreciation and amortization	7,134	6,956	7,103	7,233	7,188	7,214	6,775
Interest income	1,840	1,958	2,262	5,916	9,386	8,062	11,936
Interest expense	5,541	5,781	6,536	6,682	6,636	6,585	6,525
Gain on repurchases of convertible notes	—	3,473	6,647	—	—	—	—
Restructuring	—	—	—	7,416	—	—	—
Gain on sale of EBS Master LLC	—	—	—	—	—	—	538,024
Impairment of auction rate securities	—	—	—	—	—	—	60,108
Other expense, net	(123)	(552)	(269)	(142)	(997)	(666)	(4,144)

Income from continuing operations before income tax provision	10,413	2,744	(709)	4,551	8,603	(83)	476,133
Income tax provision (benefit)	5,389	750	(1,217)	(3,026)	3,493	569	25,602
Equity in earnings of EBS Master LLC	—	—	—	—	—	—	4,007

Consolidated income (loss) from continuing operations	5,024	1,994	508	7,577	5,110	(652)	454,538
Consolidated income (loss) from discontinued operations, net of tax	27,462	(13,284)	517	2,041	92,647	(3,063)	3,057

Consolidated net income (loss) inclusive of noncontrolling interest	32,486	(11,290)	1,025	9,618	97,757	(3,715)	457,595
(Income) loss attributable to noncontrolling interest	(2,184)	(387)	(610)	(1,961)	(1,845)	(1,071)	3,845

Net income (loss) attributable to Company stockholders	$30,302	$(11,677)	$415	$7,657	$95,912	$(4,786)	$461,440

Amounts attributable to Company stockholders:
Income (loss) from continuing operations	$2,872	$703	$(194)	$5,611	$3,403	$(1,611)	$458,322
Income (loss) from discontinued operations	27,430	(12,380)	609	2,046	92,509	(3,175)	3,118

Net income attributable to Company stockholders	$30,302	$(11,677)	$415	$7,657	$95,912	$(4,786)	$461,440

Basic income (loss) per common share:
Income (loss) from continuing operations	$0.06	$0.02	$(0.00)	$0.08	$0.04	$(0.02)	$5.66
Income (loss) from discontinued operations	0.59	(0.28)	0.01	0.03	1.13	(0.04)	0.04

Net income (loss) attributable to Company stockholders	$0.65	$(0.26)	$0.01	$0.11	$1.17	$(0.06)	$5.70

Diluted income (loss) per common share:
Income (loss) from continuing operations	$0.05	$0.01	$(0.00)	$0.08	$0.04	$(0.02)	$4.56
Income (loss) from discontinued operations	0.56	(0.26)	0.01	0.03	1.11	(0.04)	0.03

Net income (loss) attributable to Company stockholders	$0.61	$(0.25)	$0.01	$0.11	$1.15	$(0.06)	$4.59

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	46,096	45,599	45,217	67,193	81,644	81,157	80,959

Diluted	48,609	46,733	45,217	67,785	83,337	82,766	101,394

Weighted-average shares outstanding used in computing income per common share have been adjusted by multiplying the historical weighted-average shares outstanding for HLTH Corporation, for the respective periods, by the 0.4444 exchange ratio in the Merger. Additionally, basic and diluted income per common share have been recalculated to reflect the adjusted weighted-average shares outstanding for all periods presented.

WEBMD HEALTH CORP.

CONSOLIDATED SUPPLEMENTAL FINANCIAL INFORMATION

	Nine Months Ended	Years Ended
	September 30,	December 31,
	2009	2008	2007
	(In thousands, unaudited)

Revenue
Public portal advertising and sponsorship	$232,695	$284,416	$238,022
Private portal services	67,768	89,046	81,210

	$300,463	$373,462	$319,232

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”)(a)	$65,846	$74,255	$54,969

Interest, taxes, non-cash and other items(b)
Interest income	6,060	35,300	42,035
Interest expense	(17,858)	(26,428)	(25,887)
Income tax (provision) benefit	(4,922)	(26,638)	9,053
Depreciation and amortization	(21,193)	(28,410)	(27,808)
Non-cash stock-based compensation	(27,783)	(24,632)	(32,336)
Non-cash advertising	(1,753)	(5,097)	(5,264)
Gain on repurchases of convertible notes	10,120	—	—
Equity in earnings of EBS Master LLC	—	4,007	28,566
Gain on sale of EBS Master LLC	—	538,024	—
Impairment of auction rate securities	—	(60,108)	—
Restructuring	—	(7,416)	—
Other expense, net	(991)	(6,284)	(2,028)

Consolidated income from continuing operations	7,526	466,573	41,300
Consolidated income (loss) from discontinued operations, net of tax	14,695	94,682	(18,048)

Consolidated net income inclusive of noncontrolling interest	22,221	561,255	23,252
Income attributable to noncontrolling interest	(3,181)	(1,032)	(10,667)

Net income attributable to Company stockholders	$19,040	$560,223	$12,585

(a)	See Annex A-Explanation of Non-GAAP Financial Measures.

(b)	Reconciliation of Adjusted EBITDA to consolidated income from continuing operations.

WEBMD HEALTH CORP.

CONSOLIDATED SUPPLEMENTAL FINANCIAL INFORMATION

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2009	2009	2008	2008	2008	2008
	(In thousands, unaudited)

Revenue
Public portal advertising and sponsorship	$89,414	$75,992	$67,289	$86,893	$74,658	$64,138	$58,727
Private portal services	22,154	22,639	22,975	23,178	22,119	21,826	21,923

	$111,568	$98,631	$90,264	$110,071	$96,777	$85,964	$80,650

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”)(a)	$30,564	$20,021	$15,261	$29,375	$20,788	$12,819	$11,273

Interest, taxes, non-cash and other items(b)
Interest income	1,840	1,958	2,262	5,916	9,386	8,062	11,936
Interest expense	(5,541)	(5,781)	(6,536)	(6,682)	(6,636)	(6,585)	(6,525)
Income tax (provision) benefit	(5,389)	(750)	1,217	3,026	(3,493)	(569)	(25,602)
Depreciation and amortization	(7,134)	(6,956)	(7,103)	(7,233)	(7,188)	(7,214)	(6,775)
Non-cash stock-based compensation	(9,217)	(9,412)	(9,154)	(5,776)	(6,468)	(6,448)	(5,940)
Non-cash advertising	—	—	(1,753)	(3,361)	(178)	—	(1,558)
Gain on repurchases of convertible notes	—	3,473	6,647	—	—	—	—
Equity in earnings of EBS Master LLC	—	—	—	—	—	—	4,007
Gain on sale of EBS Master LLC	—	—	—	—	—	—	538,024
Impairment of auction rate securities	—	—	—	—	—	—	(60,108)
Restructuring	—	—	—	(7,416)	—	—	—
Other expense, net	(99)	(559)	(333)	(272)	(1,101)	(717)	(4,194)

Consolidated income (loss) from continuing operations	5,024	1,994	508	7,577	5,110	(652)	454,538
Consolidated income (loss) from discontinued operations, net of tax	27,462	(13,284)	517	2,041	92,647	(3,063)	3,057

Consolidated net income (loss) inclusive of noncontrolling interest	32,486	(11,290)	1,025	9,618	97,757	(3,715)	457,595
(Income) loss attributable to noncontrolling interest	(2,184)	(387)	(610)	(1,961)	(1,845)	(1,071)	3,845

Net income (loss) attributable to Company stockholders	$30,302	$(11,677)	$415	$7,657	$95,912	$(4,786)	$461,440

(a)	See Annex A-Explanation of Non-GAAP Financial Measures.

(b)	Reconciliation of Adjusted EBITDA to consolidated income from continuing operations.

WEBMD HEALTH CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2009	June 30, 2009	March 31, 2009
		(In thousands, unaudited)

Assets
Cash and cash equivalents	$589,553	$555,247	$552,483
Accounts receivable, net	87,072	78,674	90,835
Prepaid expenses and other current assets	26,192	21,659	44,551
Assets of discontinued operations	121,413	124,945	129,253

Total current assets	824,230	780,525	817,122
Investments	275,217	273,209	275,885
Property and equipment, net	54,530	56,864	56,492
Goodwill	202,104	202,104	202,104
Intangible assets, net	27,385	28,888	30,570
Other assets	45,474	65,814	21,918

Total Assets	$1,428,940	$1,407,404	$1,404,091

Liabilities and Equity
Accrued expenses	$69,402	$58,726	$42,333
Deferred revenue	83,861	86,261	84,574
1.75% convertible notes(a)	264,583	264,583	—
Liabilities of discontinued operations	68,383	113,588	98,506

Total current liabilities	486,229	523,158	225,413

1.75% convertible notes	—	—	273,483
3 1/8% convertible notes, net of discount(b)	225,757	223,891	250,201
Other long-term liabilities	19,699	19,670	19,899

Stockholders’ equity	538,676	491,627	494,004
Noncontrolling interest	158,579	149,058	141,091

Equity	697,255	640,685	635,095

Total Liabilities and Equity	$1,428,940	$1,407,404	$1,404,091

(a) The 1.75% convertible notes are classified as a current liability in these periods as the holders of these notes may require the Company to repurchase these notes within one year from the balance sheet date, for cash at 100% of the principal amount of the notes, plus accrued interest.

	September 30, 2009	June 30, 2009	March 31, 2009

(b) Discount on 3 1/8% convertible notes	$24,543	$26,409	$31,799

WEBMD HEALTH CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
	(In thousands, unaudited)

Assets
Cash and cash equivalents	$629,848	$1,380,179	$1,123,899	$1,106,128	$536,879
Short-term investments	—	284,789	304,325	309,256	290,858
Accounts receivable, net	93,082	77,135	68,161	72,961	83,410
Prepaid expenses and other current assets	44,740	28,995	26,002	29,408	73,893
Assets of discontinued operations	131,350	132,470	280,393	279,205	277,451

Total current assets	899,020	1,903,568	1,802,780	1,796,958	1,262,491
Investments	288,049	2,175	2,543	2,036	2,383
Property and equipment, net	56,633	51,682	48,394	47,803	49,474
Goodwill	202,104	200,370	203,431	203,579	206,279
Intangible assets, net	32,328	28,492	30,834	33,188	35,634
Investment in EBS Master LLC	—	—	—	—	25,261
Other assets	23,600	37,535	61,278	58,738	69,959

Total Assets	$1,501,734	$2,223,822	$2,149,260	$2,142,302	$1,651,481

Liabilities and Equity
Accrued expenses	$54,595	$44,169	$44,625	$58,904	$49,341
Deferred revenue	79,613	80,885	85,713	86,748	75,518
Liabilities of discontinued operations	100,771	102,948	128,005	116,194	125,547

Total current liabilities	234,979	228,002	258,343	261,846	250,406

1.75% convertible notes	350,000	350,000	350,000	350,000	350,000
3 1/8% convertible notes, net of discount(a)	264,018	261,900	259,821	257,780	255,776
Other long-term liabilities	21,816	21,184	21,332	21,214	21,137

Stockholders’ equity	496,698	1,223,486	1,124,348	1,121,231	642,809
Noncontrolling interest	134,223	139,250	135,416	130,231	131,353

Equity	630,921	1,362,736	1,259,764	1,251,462	774,162

Total Liabilities and Equity	$1,501,734	$2,223,822	$2,149,260	$2,142,302	$1,651,481

(a) Discount on 3 1/8% convertible notes	35,982	38,100	40,179	42,220	44,224

WEBMD HEALTH CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended	Years Ended December 31,
	September 30, 2009	2008	2007
	(In thousands, unaudited)

Cash flows from operating activities:
Consolidated net income inclusive of noncontrolling interest	$22,221	$561,255	$23,252
Adjustments to reconcile consolidated net income inclusive of noncontrolling interest to net cash provided by operating activities:
Consolidated (income) loss from discontinued operations, net of tax	(14,695)	(94,682)	18,048
Depreciation and amortization	21,193	28,410	27,808
Equity in earnings of EBS Master LLC	—	(4,007)	(28,566)
Non-cash interest expense	7,737	9,859	10,210
Non-cash advertising	1,753	5,097	5,264
Non-cash stock-based compensation	27,783	24,632	32,336
Deferred income taxes	7,563	7,474	(10,430)
Gain on repurchases of convertible notes	(10,120)	—	—
Gain on sale of EBS Master LLC	—	(538,024)	—
Impairment of auction rate securities	—	60,108	—
Changes in operating assets and liabilities:
Accounts receivable	6,010	(9,672)	4,239
Prepaid expenses and other, net	(8,394)	1,893	5,200
Accrued expenses and other long-term liabilities	(7,740)	6,052	(44,248)
Deferred revenue	4,248	4,095	93

Net cash provided by continuing operations	57,559	62,490	43,206
Net cash provided by discontinued operations	9,273	34,624	32,187

Net cash provided by operating activities	66,832	97,114	75,393
Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	2,200	118,339	670,326
Purchases of available-for-sale securities	—	(177,150)	(927,038)
Purchases of property and equipment	(14,248)	(24,265)	(19,041)
Purchase of investment in preferred stock	—	(6,471)	—
Cash paid in business combinations, net of cash acquired	—	(2,633)	—
Purchase of noncontrolling interest in subsidiary	—	(12,818)	—
Proceeds related to the sale of EBS Master LLC	—	574,617	—
Proceeds from the sale of discontinued operations	2,840	247,491	11,667
Other proceeds from (disbursements) to EBS	—	1,224	21,690

Net cash (used in) provided by continuing operations	(9,208)	718,334	(242,396)
Net cash used in discontinued operations	(3,315)	(4,852)	(4,753)

Net cash (used in) provided by investing activities	(12,523)	713,482	(247,149)
Cash flows from financing activities:
Net proceeds from issuance of common stock	28,770	21,683	133,054
Purchase of treasury stock	—	(737,324)	(47,123)
Repurchases of convertible notes	(123,857)	—	—
Other	63	48	6,581

Net cash (used in) provided by continuing operations	(95,024)	(715,593)	92,512
Net cash used in discontinued operations	—	(76)	(175)

Net cash (used in) provided by financing activities	(95,024)	(715,669)	92,337
Effect of exchange rates on cash	420	(1,958)	1,607

Net (decrease) increase in cash and cash equivalents	(40,295)	92,969	(77,812)
Cash and cash equivalents at beginning of period	629,848	536,879	614,691

Cash and cash equivalents at end of period	$589,553	$629,848	$536,879

WEBMD HEALTH CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2009	2009	2008	2008	2008	2008
	(In thousands, unaudited)

Cash flows from operating activities:
Consolidated net income (loss) inclusive of noncontrolling interest	$32,486	$(11,290)	$1,025	$9,618	$97,757	$(3,715)	$457,595
Adjustments to reconcile consolidated net income (loss) inclusive of noncontrolling interest to net cash provided by (used in) operating activities:
Consolidated (income) loss from discontinued operations, net of tax	(27,462)	13,284	(517)	(2,041)	(92,647)	3,063	(3,057)
Depreciation and amortization	7,134	6,956	7,103	7,233	7,188	7,214	6,775
Equity in earnings of EBS Master LLC	—	—	—	—	—	—	(4,007)
Non-cash interest expense	2,427	2,511	2,799	1,736	2,758	2,704	2,661
Non-cash advertising	—	—	1,753	3,361	178	—	1,558
Non-cash stock-based compensation	9,217	9,412	9,154	5,776	6,468	6,448	5,940
Deferred income taxes	9,926	241	(2,604)	(1,974)	4,201	115	5,132
Gain on repurchases of convertible notes	—	(3,473)	(6,647)	—	—	—	—
Gain on sale of EBS Master LLC	—	—	—	—	—	—	(538,024)
Impairment of auction rate securities	—	—	—	—	—	—	60,108
Changes in operating assets and liabilities:
Accounts receivable	(8,398)	12,161	2,247	(15,947)	(8,974)	4,800	10,449
Prepaid expenses and other, net	(4,619)	(2,551)	(1,224)	(2,282)	(2,291)	3,598	2,868
Accrued expenses and other long-term liabilities	1,804	11,197	(20,741)	9,570	102	(14,099)	10,479
Deferred revenue	(2,400)	1,687	4,961	(1,272)	(4,827)	(1,037)	11,231

Net cash provided by (used in) continuing operations	20,115	40,135	(2,691)	13,778	9,913	9,091	29,708
Net cash provided by (used in) discontinued operations	3,764	3,508	2,001	4,511	12,718	4,736	12,659

Net cash provided by (used in) operating activities	23,879	43,643	(690)	18,289	22,631	13,827	42,367
Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	1,100	500	600	800	10,953	2,068	104,518
Purchases of available-for-sale securities	—	—	—	—	—	—	(177,150)
Purchases of property and equipment	(3,293)	(5,646)	(5,309)	(9,190)	(8,130)	(4,294)	(2,651)
Purchase of investment in preferred stock	—	—	—	(6,471)	—	—	—
Cash paid in business combinations, net of cash acquired	—	—	—	(2,781)	—	148	—
Purchase of noncontrolling interest in subsidiary	—	—	—	(12,818)	—	—	—
Proceeds related to the sale of EBS Master LLC	—	—	—	—	—	—	574,617
Proceeds from the sale of discontinued operations	2,590	—	250	402	222,771	—	24,318
Other proceeds from (disbursements) to EBS	—	—	—	—	69	(40)	1,195

Net cash provided by (used in) continuing operations	397	(5,146)	(4,459)	(30,058)	225,663	(2,118)	524,847
Net cash used in discontinued operations	(959)	(1,527)	(829)	(547)	(1,121)	(1,735)	(1,449)

Net cash (used in) provided by investing activities	(562)	(6,673)	(5,288)	(30,605)	224,542	(3,853)	523,398
Cash flows from financing activities:
Net proceeds from issuance of common stock	10,576	11,153	7,041	958	11,081	7,867	1,777
Purchase of treasury stock	—	—	—	(737,324)	—	—	—
Repurchases of convertible notes	—	(45,674)	(78,183)	—	—	—	—
Other	63	—	—	(295)	423	(80)	—

Net cash provided by (used in) continuing operations	10,639	(34,521)	(71,142)	(736,661)	11,504	7,787	1,777
Net cash used in discontinued operations	—	—	—	—	—	(30)	(46)

Net cash provided by (used in) financing activities	10,639	(34,521)	(71,142)	(736,661)	11,504	7,757	1,731
Effect of exchange rates on cash	350	315	(245)	(1,354)	(2,397)	40	1,753

Net increase (decrease) in cash and cash equivalents	34,306	2,764	(77,365)	(750,331)	256,280	17,771	569,249
Cash and cash equivalents at beginning of period	555,247	552,483	629,848	1,380,179	1,123,899	1,106,128	536,879

Cash and cash equivalents at end of period	$589,553	$555,247	$552,483	$629,848	$1,380,179	$1,123,899	$1,106,128

The following tables provide detail of the components of non-cash stock-based compensation and interest expense of our convertible notes.

	Nine Months Ended	Years Ended December 31,
	September 30, 2009	2008	2007
	(In thousands, unaudited)

Non-cash stock-based compensation included in:
Cost of operations	$4,921	$3,818	$5,027
Sales and marketing	5,499	3,591	4,868
General and administrative	17,363	17,223	22,441
Equity in earnings of EBS Master LLC	—	—	2,107
Income (loss) from discontinued operations	654	1,600	2,489
Interest expense related to convertible notes:
Non-cash interest expense – 1.75% convertible notes	$970	$1,542	$1,494
Non-cash interest expense – 3 1/8% convertible notes	6,767	9,386	8,716
Cash interest expense – 1.75% convertible notes	3,760	6,125	6,125
Cash interest expense – 3 1/8% convertible notes	6,354	9,375	9,375

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2009	2009	2008	2008	2008	2008
	(In thousands, unaudited)

Non-cash stock-based compensation included in:
Cost of operations	$1,743	$1,555	$1,623	$888	$997	$817	$1,116
Sales and marketing	1,948	2,001	1,550	(11)	1,215	1,261	1,126
General and administrative	5,526	5,856	5,981	4,899	4,256	4,370	3,698
Income (loss) from discontinued operations	112	225	317	194	694	369	343
Interest expense related to convertible notes:
Non-cash interest expense – 1.75% convertible notes	$303	$303	$364	$390	$391	$382	$379
Non-cash interest expense – 3 1/8% convertible notes	2,124	2,208	2,435	2,415	2,367	2,322	2,282
Cash interest expense – 1.75% convertible notes	1,157	1,190	1,413	1,531	1,531	1,532	1,531
Cash interest expense – 3 1/8% convertible notes	1,955	2,078	2,321	2,344	2,343	2,344	2,344